UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

GALILEO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39092	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1049 Park Ave. 14A
New York, NY 10028

(Address of principal executive offices, including zip code)

(347) 517-1041

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	GLEO.U	The New York Stock Exchange

Ordinary Shares, par value $0.0001 per share	GLEO	The New York Stock Exchange

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	GLEO WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 28, 2021, Galileo Acquisition Corp. (“Galileo”) held an extraordinary general meeting of its shareholders (the “Meeting”), at which holders of 14,477,480 ordinary shares were present in person or by proxy, constituting a quorum for the transaction of business. Only shareholders of record as of the close of business on August 2, 2021, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 17,400,000 ordinary shares were outstanding and entitled to vote at the Meeting. An aggregate of 11,018,352 ordinary shares were presented for redemption in connection with the Meeting. The proposals listed below are described in more detail in the joint proxy statement/consent solicitation statement/prospectus on Form S-4 of Galileo, which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 7, 2021 (the “Proxy Statement”). A summary of the final voting results at the Meeting is set forth below:

Proposal 1 – The Domestication Proposal

Galileo’s shareholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
14,426,426	17,404	33,650

Proposal 2 – The Business Combination Proposal

Galileo’s shareholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
14,425,775	18,055	33,650

Proposal 3 – The Charter Proposal

Galileo’s shareholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
14,402,325	19,755	55,400

Proposals 4-9 – The Organizational Documents Proposals

Galileo’s shareholders approved Proposals 4 - 9. The votes cast were as follows:

Proposal 4:

For	Against	Abstain
14,335,107	60,074	82,299

Proposal 5:

For	Against	Abstain
14,325,345	70,102	82,033

Proposal 6:

For	Against	Abstain
14,369,586	27,123	80,771

Proposal 7:

For	Against	Abstain
14,380,411	17,468	79,601

Proposal 8:

For	Against	Abstain
14,380,391	17,468	79,621

Proposal 9:

For	Against	Abstain
14,364,446	30,846	82,188

Proposal 10 – The Share Escrow Amendment Proposal

Galileo’s shareholders approved Proposal 10. The votes cast were as follows:

For	Against	Abstain
14,367,773	18,380	91,327

Proposal 11 – The NYSE Proposal

Galileo’s shareholders approved Proposal 11. The votes cast were as follows:

For	Against	Abstain
14,399,563	19,155	58,762

Proposal 12 – The Incentive Plan Proposal

Galileo’s shareholders approved Proposal 12. The votes cast were as follows:

For	Against	Abstain
14,348,056	32,611	96,813

Proposal 13 – The ESPP Proposal

Galileo’s shareholders approved Proposal 13. The votes cast were as follows:

For	Against	Abstain
14,362,178	22,021	93,281

Proposal 14 – The Director Appointment Proposal

Galileo’s shareholders approved Proposal 14. The votes cast were as follows:

Name	For	Withheld
Josh Wolfe	14,403,086	74,394
Greg Kress	14,402,586	74,894
Robert Jan Galema	14,403,086	74,394
Patrick S. Jones	14,403,039	74,441
Alberto Recchi	14,403,130	74,350
Ryan Kearny	14,403,086	74,394

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement, which had been previously voted on by proxy, was not presented to shareholders at the Meeting.

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by the Merger Agreement (as defined in the Proxy Statement), are expected to be consummated on or around September 29, 2021. Following the consummation of the Business Combination, the common stock and warrants of Shapeways Holdings, Inc. are expected to begin trading on the New York Stock Exchange under the symbols “SHPW” and “SHPW WS,” respectively, on or about September 30, 2021.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of Galileo and Shapeways and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Galileo’s and Shapeways’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Galileo’s and Shapeways’ expectations with respect to future performance of Shapeways and the satisfaction of the closing conditions to the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Galileo and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) a default by one or more of the investors in the private investment in Galileo on its commitment, and Galileo's failure to retain sufficient cash in its trust account or find replacement financing in order to meet the $100 million minimum cash condition in the Merger Agreement; (3) the inability to consummate the Transaction, including due to failure to meet conditions to the closing in the Merger Agreement; (4) the timing of the commencement of trading of Shapeways Holdings, Inc.’s securities on NYSE following the Transaction; (5) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of Shapeways to grow and manage growth economically and hire and retain key employees; (6) costs related to the Transaction; (7) changes in applicable laws or regulations; (8) the effect of the COVID-19 pandemic on Galileo or Shapeways and their ability to consummate the Transaction; (9) the possibility that Galileo or Shapeways may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties identified in the registration statement on Form S-4, which the SEC has declared effective as of September 7, 2021, including those under “Risk Factors” therein, and in other filings with the SEC made by Galileo. Galileo and Shapeways caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Galileo nor Shapeways undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Galileo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2021

GALILEO ACQUISITION CORP.

	By:	/s/ Luca Giacometti
Name: Luca Giacometti
Title: Chief Executive Officer and Chairman

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